ANNUAL REPORT
                                TO SHAREHOLDERS

                       VONTOBEL INTERNATIONAL EQUITY FUND

                                  A SERIES of
                              Vontobel Funds, Inc.
                         a "Series" Investment Company

                               FOR THE YEAR ENDED
                               DECEMBER 31, 1996

            VONTOBEL INTERNATIONAL EQUITY FUND - ANNUAL REPORT 1997

Dear Shareholder:

At December 31, the fund's closing Net Asset Value stood at $18.22 and net assets totaled $151,728,309, v. $130,504,890 at the end of 1995. For the year, the fund produced a total return of 17.0%, vs. the 6.0% return of the MSCI EAFE Index. On December 10 the fund paid a per share distribution of $0.60 in income and $1.19 in long-term capital gains to shareholders of record as of December 9.

Again last year, global markets turned in strong performances as economic growth ranged from moderate to tepid, and inflation remained tame. With the exception of the UK, central banks remained accommodative, which was the major support for the markets' multiple expansion during the year. The fund's performance benefited primarily from our shift in country allocation in the first quarter, when we increased the weighting in Europe at the expense of Japan and the emerging markets. Our top-down country allocation model had indicated a positive expected return for Japan; however, our investment process gives as much weight to bottom-up analysis as to top-down valuation factors. Despite the structured approach we employ in generating quantitative calculations, we manage the process, the process does not manage us. Since, at the beginning of the year, we could not find a great number of attractively valued companies in Japan, we turned instead to Europe, which offered cheap valuations from both a top-down and bottom-up standpoint. The interdependence of our top-down and bottom-up analysis, we believe, provides an added element of safety in our investment process.

EUROPE:    The key factors in our valuation process are the comparison of bond market vs. equity market valuations, and the rate of change in the direction of interest rates, both of which pointed to double-digit-return expectations for European markets based on their historical behavior. At the end of 1996 our overweighting in Europe was 59.1%, vs. 49.7% at the end of 1995. The combination of falling yields, the rising US dollar and productivity improvement contributed to the strong rise in European equities in 1996 as most bourses posted new highs. Central bank easing, a softer German mark and strong revenues from exports offset the drag on growth of fiscal consolidation. The economic environment was weakened by further reductions in overcapacity, which translated into job cuts. The lack of job creation remains a critical issue which has been overshadowed by the focus on meeting the convergence criteria for monetary union. With unemployment levels reaching historic highs, social security deficits are becoming more and more difficult to finance, in particular for France, Italy, Spain and to a lesser extent Germany. As a result, European corporations may have to pick up part of the bill in the form of higher taxes which, in turn, may translate into a liquidity trap.

JAPAN:    During our visit to Japan in December we saw signs not only that the bubble economy was finally petering out but also signs of deflationary tendencies that are likely to keep interest rates low. The domestic economy remains very weak, as reflected in low levels of consumer spending, still falling construction orders and almost nonexistent domestic capital expenditure projects. The majority of companies we talked to are continuing to reduce the level of domestic overcapacity and build new capacity overseas, which clearly will remain a drag on the domestic economy.

The lack of progress in addressing the issues in the financial sector remains a big risk for Japan. The amount of unrealized securities losses by Japanese banks rose by about 36% in the last quarter and now represent about 22% of the banks Tier 2 capital adequacy ratios. The banks may have to postpone their write-offs of bed debt, further delaying the clean-up of their balance sheets in preparation for the deregulation of financial markets (Big-Bang) in 2001. This is yet another negative for the sector and the stock market as a whole, at lease in the short term. Another source of negativism was the reporting season in November, which raised questions about the sustainability of earnings growth. Nonetheless, several stocks we own came through with surprisingly good sales and profit growth, in particular, Fuji Photo Film, which has not only delivered reliable profits but is using its excess cash to expand overseas distribution for its products. The average price to earnings multiple of our Japanese holdings is about 25X and the price sales ratio is 2.3, which represents not only a large discount to the domestic equity markets but is comparable with international markets. Another element of comfort is that the majority of companies we visited are following a clear strategy of cost reduction and re-engineering of their manufacturing process. At year end our weighting was 22.9%, vs. 29.7% at the end of 1995. After revisiting more than 28 companies, we are open to committing another 2-3% to this market, at the right price.

EMERGING MARKETS:    We were very cautious throughout 1996 but, after two years of consolidation, we feel it's time to be more constructive on these markets. The business cycle is improving, as well as profitability, and the supply/demand side is not negative, as it was in 1995 when a flood of new issues was a drag on local markets. Their absolute valuations relative to 12 and 24 months ago have definitely improved. With the economic cycle turning increasingly positive, we would not be surprised to see better profit growth. The main risk, of course, is the direction of US interest rates, which remains a trigger for capital flows into these markets; as you know, we do not take a prospective view on the direction of interest rates.

CURRENCIES: To protect the value of the portfolio against the adverse effects of an appreciating US dollar, we had hedge contracts covering approximately 65% of the portfolio's exposure to the DM bloc, the French franc, the Swiss franc and the Japanese yen. We had no hedges against our holdings in pound sterling, which turned out to be a good call since the British pound was one of the few currencies to appreciate against the dollar during the year.

OUTLOOK:    Overall expected returns for international markets remain positive from a top-down perspective. On the bottom-up side, we continue to find good value throughout Europe but the relative attractiveness of the region has diminished. At this point, having been largely underweight in Japan for a year, we foresee increasing our investment there cautiously; this will depend on our finding undervalued companies that do not depend solely on the domestic economy but derive a large portion of sales revenues from abroad. We are also intensifying our efforts on selective emerging markets.

Fabrizio Pierallini
President
January 31, 1997

                               [GRAPH GOES HERE]

                                EUROPACIFIC FUND              EAFE


07/06/90                        $10,000.00                  $10,000.00
12/31/90                        $ 8,708.79                  $ 8,564.00
12/31/91                        $10,343.09                  $ 9,401.00
12/31/92                        $10,096.62                  $ 8,096.00
12/31/93                        $14,216.18                  $10,570.00
12/31/94                        $13,460.83                  $11,395.53
12/31/95                        $14,927.15                  $12,672.97
12/31/96                        $17,461.60                  $13,438.45

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 1996

  NUMBER                                                                                        MARKET
OF SHARES    SECURITY                                                                           VALUE
----------   --------                                                                        ------------
             COMMON STOCKS AND WARRANTS: 92.29%
             BELGIUM: 0.76%
     6,700   Barco NV NPV*                                                                   $  1,158,175
                                                                                             ------------
             FINLAND: 0.68%
    20,000   Cultor Oy Ser '2'                                                                  1,031,070
                                                                                             ------------
             FRANCE: 8.44%
    30,000   AXA S A                                                                            1,908,066
    10,000   Bic                                                                                1,499,470
     3,300   Carrefour                                                                          2,147,210
    26,300   Compagnie De Suez                                                                  1,118,200
    30,000   Dassault Systemes SA*                                                              1,383,637
     4,550   Grandoptical Photo Service                                                           737,506
     6,000   LVMH Moet Hennessy Louis                                                           1,675,629
    17,315   Total SA Cl B                                                                      1,408,293
    15,135   Valeo                                                                                933,449
                                                                                             ------------
                                                                                               12,811,460
                                                                                             ------------
             GERMANY: 7.23%
    18,000   Adidas AG                                                                          1,555,758
       500   Allianz AG Holdings Reg                                                              909,800
    50,000   Bayer AG                                                                           2,040,551
     1,400   Bayer Motoren Werk                                                                   976,215
     7,900   CKAG Colonia Konzern AG                                                              652,002
     8,500   Fresenius Med Care Spon ADR*                                                         219,938
    25,000   Fresenius Medical Care ADR*                                                          703,125
    16,500   GEHE AG                                                                            1,056,180
    13,500   SGL Carbon AG                                                                      1,701,976
    20,000   Veba AG                                                                            1,156,746
                                                                                             ------------
                                                                                               10,972,291
                                                                                             ------------

  NUMBER                                                                                        MARKET
OF SHARES    SECURITY                                                                           VALUE
----------   --------                                                                        ------------
             GREAT BRITAIN: 17.51%
     1,198   BAA Ord                                                                                9,933
     5,134   British Petroleum PLC Spons ADR                                                      725,819
   131,706   CRH ORD                                                                            1,367,291
   253,412   Dixons Group PLC                                                                   2,357,272
    51,004   Emi Group PLC                                                                      1,210,143
   190,000   General Accident Ord                                                               2,486,736
   200,604   GKN ORD                                                                            3,439,984
    78,833   HSBC Holdings ORD                                                                  1,762,387
   250,000   Mirror Group PLC                                                                     920,791
    50,000   Misys Plc                                                                            951,627
   150,000   Powerscreen Intl                                                                   1,451,852
   131,780   Provident Financial PLC                                                            1,131,019
   120,000   Rentokil Initial PLC                                                                 904,517
   110,000   Reuters Holdings                                                                   1,418,019
   130,000   Shell Transport & Trading Regd                                                     2,253,754
   135,990   Siebe                                                                              2,525,335
   120,000   Smiths Industries Ord                                                              1,648,687
                                                                                             ------------
                                                                                               26,565,166
                                                                                             ------------
             IRELAND: 2.94%
   200,933   Allied Irish Banks PLC                                                             1,349,336
    46,600   Elan Corp ADR*                                                                     1,549,450
   238,899   Greencore Group                                                                    1,555,180
                                                                                             ------------
                                                                                                4,453,966
                                                                                             ------------
             ITALY: 0.69%
   250,000   Danieli & C Di Risp Savings                                                        1,046,562
                                                                                             ------------
             NETHERLANDS: 6.37%
    17,954   Aegon NV ADR                                                                       1,135,591
    14,274   Aegon NV                                                                             909,130
   100,000   Elsevier NV                                                                        1,689,180
    20,000   Hagemeyer                                                                          1,597,779
    18,086   Oce-Van Der Grinten NV                                                             1,962,766
    55,447   Vendex Int NV                                                                      2,370,367
                                                                                             ------------
                                                                                                9,664,813
                                                                                             ------------

  NUMBER                                                                                        MARKET
OF SHARES    SECURITY                                                                           VALUE
----------   --------                                                                        ------------
             NORWAY: 0.46%
    35,000   Smedvig As Sponsored ADR B*                                                          704,375
                                                                                             ------------
             SPAIN: 0.65%
     5,000   BCO Popular ESP REG                                                                  982,822
                                                                                             ------------
             SWEDEN: 7.18%
    77,000   Assa Abloy Series 'B'                                                              1,400,166
    55,000   Astra Ab Ser B Free                                                                2,653,540
    18,000   Autoliv Ab Free                                                                      789,243
    40,000   Ericsson (LM) Tele Series B Free                                                   1,237,683
     9,000   Hennes & Mauritz 'B' Free                                                          1,245,895
    34,000   Kinnevik Investment Ser 'B' Free                                                     937,354
    24,000   Om Gruppen AB                                                                        721,493
     4,200   Pharma Vision*                                                                     1,882,705
       600   Roche Holding AG Wts 5/05/98*                                                         19,499
                                                                                             ------------
                                                                                               10,887,578
                                                                                             ------------
             SWITZERLAND: 6.16%
    30,000   BZ Bank Vision 1/15/97                                                                56,033
     1,300   Nestle AG Reg                                                                      1,395,667
       600   Roche Holdings Genusscheine DRC                                                    4,668,659
   200,000   Union Bank of Switzerland Wts 12/18/98*                                            1,285,021
     2,214   Union Bank of Switzerland Bearer                                                   1,940,248
                                                                                             ------------
                                                                                                9,345,628
                                                                                             ------------
             AUSTRALIA: 0.97%
   103,037   Broken Hill Proprietary Ltd                                                        1,467,629
                                                                                             ------------
             HONG KONG: 3.14%
   200,000   Cheung Kong Holdings                                                               1,777,749
   345,000   Dah Sing FCL Services                                                              1,400,608
   130,000   Sun Hung Kai Properties                                                            1,592,540
                                                                                             ------------
                                                                                                4,770,897
                                                                                             ------------
             JAPAN: 22.87%
       500   Bank Of Tokyo-Mitsubishi                                                               9,282

  NUMBER                                                                                        MARKET
OF SHARES    SECURITY                                                                           VALUE
----------   --------                                                                        ------------
   130,000   Bridgestone Corporation                                                            2,469,562
    65,000   Canon Inc                                                                          1,436,836
   120,000   Eisai Co Ltd                                                                       2,362,490
   114,000   Ezaki Glico Co                                                                       984,371
    48,000   Fuji Photo Film Co.                                                                1,583,283
    35,000   Hitachi Maxell                                                                       773,681
    24,000   Ito-Yokado                                                                         1,044,469
    65,000   Jusco Co                                                                           2,205,768
   110,000   Komatsu Ltd                                                                          902,340
    17,000   Kyocera Corp.                                                                      1,059,839
   175,000   Mitsubishi Electronics Corp                                                        1,042,656
   380,000   Mitsubishi Heavy Industries                                                        3,018,738
   200,000   Mitsui & Co                                                                        1,623,349
    32,500   Murata Manufacturing Co.                                                           1,080,433
    90,000   Nikko Securities                                                                     671,445
   520,000   Nippon Steel Corp                                                                  1,535,619
        26   Ntt Data Corp                                                                        761,074
    88,000   Omron Corp                                                                         1,656,506
    28,000   Rohm Co                                                                            1,837,492
    18,000   SMC                                                                                1,210,776
    90,000   Taisho Pharmaceutical                                                              2,121,578
    60,000   Tokyo Broadcasting                                                                   917,019
   120,000   Yamato Transport                                                                   1,243,415
   220,000   Yasuda Fire & Marine Insurance                                                     1,143,596
                                                                                             ------------
                                                                                               34,695,617
                                                                                             ------------
             MALAYSIA: 2.87%
   150,000   Malayan Banking BHD                                                                1,663,037
   228,000   Sime Darby Berhad                                                                    898,278
   100,000   Telekom Malaysia                                                                     890,913
   100,000   United Engineers                                                                     902,792
                                                                                             ------------
                                                                                                4,355,020
                                                                                             ------------
             PHILIPPINES: 0.74%
   136,500   Manila Electric 'B'                                                                1,115,875
                                                                                             ------------
             SINGAPORE: 1.84%

  NUMBER                                                                                        MARKET
OF SHARES    SECURITY                                                                           VALUE
----------   --------                                                                        ------------
   100,000   City Developments                                                                    900,450
   100,000   Cycle & Carriage Ltd                                                               1,222,040
    85,000   Keppel Corp                                                                          662,117
                                                                                             ------------
                                                                                                2,784,607
                                                                                             ------------
             THAILAND: 0.34%
    54,000   Bangkok Bank PLC (Foreign)                                                           522,187
                                                                                             ------------
             BRAZIL: 0.45%
 1,250,000   Brahma PN                                                                            683,284
                                                                                             ------------
             TOTAL COMMON STOCKS AND WARRANTS:                                                140,019,022
             (Cost: $109,640,553)

PRINCIPAL
  AMOUNT
----------
             SHORT TERM INVESTMENTS: 6.59%
$5,000,000   Bank of Tokyo-Mitsubishi; 4.75%; 01/02/97                                          5,000,000
 5,000,000   Republic NY Gc Time Deposit; 4.75%; 01/02/97                                       5,000,000
                                                                                             ------------
             TOTAL SHORT TERM INVESTMENTS:
             (Cost: $10,000,000)                                                               10,000,000
                                                                                             ------------
             TOTAL INVESTMENTS:
             (Cost: $119,640,553)**                                       98.88%              150,019,022
             Other assets, net                                             1.12%                1,690,729
                                                                        --------             ------------
             NET ASSETS                                                  100.00%             $151,709,751
                                                                        --------             ------------
                                                                        --------             ------------

 *Non-income producing
**Cost for Federal income tax purposes is $119,640,553 and consists of:

             Gross unrealized appreciation                                                   $ 33,448,491
             Gross unrealized depreciation                                                     (3,056,010)
                                                                                             ------------
             Net unrealized appreciation                                                     $ 30,392,481
                                                                                             ------------
                                                                                             ------------



ADR -- Security represented is held by the custodian bank in the form of American Depository Receipts.

                     FORWARD CURRENCY CONTRACTS OUTSTANDING
                               December 31, 1996

                                                    FACE VALUE     CONTRACT   DELIVERY   APPRECIATION/
                                                   (U.S. DOLLAR)    PRICE       DATE     (DEPRECIATION)
                                                   -------------   --------   --------   --------------
Swiss Franc (Sell)                                    7,587,253      1.3180   03/12/97     $   61,156
Deutsche Mark (Sell)                                 16,175,995      1.5455   03/12/97       (147,920)
French Franc (Sell)                                   5,352,910      5.2308   03/12/97        (66,683)
Japanese Yen (Sell)                                  23,235,031    111.9000   03/12/97        558,998
                                                                                         --------------
                                                                                           $  405,551
                                                                                         --------------
                                                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996
_______________________________________________________________

ASSETS
   Investments at value (identified cost of $119,640,553)
     (Notes 1 & 3)                                                                       $ 150,019,022
Cash                                                                                            89,125
   Receivables
      Capital stock sold                                                     30,638
      Dividends and interest                                                259,437
      Receivable for forward currency contracts                          52,351,189
      Investments sold                                                    1,066,884         53,708,148
                                                                         ----------
      Other assets                                                                              27,887
                                                                                       -----------------
         TOTAL ASSETS                                                                      203,844,182
                                                                                       -----------------
LIABILITIES
   Payables                                                              51,945,638
      Forward currency contracts payable at market
         value-proceeds $52,351,189
      Investment management fees                                            115,166
      Capital stock redeemed                                                 24,903         52,085,707
                                                                         ----------
   Accrued expenses                                                                             48,724
                                                                                       -----------------
   TOTAL LIABILITIES                                                                        52,134,431
                                                                                       -----------------
NET ASSETS                                                                               $ 151,709,751
                                                                                       -----------------
                                                                                       -----------------
NET ASSET VALUE, OFFERING
AND REDEMPTION PRICE PER SHARE
($151,709,751 / 8,326,006 shares outstanding)                                            $       18.22
                                                                                       -----------------
                                                                                       -----------------
At December 31, 1996 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:
   Paid in capital                                                                       $ 116,310,818
   Net unrealized gain on investments and currency transactions                             30,795,911
   Undistributed net realized gains on investments and foreign currencies
                                                                                             4,603,022
                                                                                       -----------------
   Net Assets                                                                            $ 151,709,751
                                                                                       -----------------
                                                                                       -----------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended December 31, 1996
____________________________________________________

INVESTMENT INCOME
   Income:
      Interest                                                             $    5,118
      Dividend (Net of foreign
         tax withheld of $286,821)                                          2,142,026
                                                                           ----------
      Total income                                                                         $ 2,147,144
                                                                                           -----------
Expenses:
   Investment management fees (Note 2)                                      1,280,135
   Custodian and accounting fees (Note 3)                                     291,295
   Transfer agent fees (Note 2)                                                68,948
   Recordkeeping and administrative services (Note 2)                         277,840
   Legal and audit fees                                                        62,684
   Filing fees and registration (Note 2)                                       27,704
   Shareholder servicing and reports (Note 2)                                  44,299
   Other                                                                      178,782
                                                                           ----------
   Total expenses                                                                            2,231,687
   Custodian fee waiver                                                                       (291,295)
                                                                                           -----------
   Expenses, net                                                                             1,940,392
                                                                                           -----------
   Net investment income                                                                       206,752
                                                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain on investments                                                         12,528,935
   Net realized gain on foreign currency conversions and forward
      currency contracts                                                                     5,833,337
   Net increase in unrealized appreciation on investments and foreign
      currencies                                                                             3,375,302
                                                                                           -----------
   Net gain on investments                                                                  21,737,574
                                                                                           -----------
   Net increase in net assets resulting from operations                                    $21,944,326
                                                                                           -----------
                                                                                           -----------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Years ended December 31
_________________________________________________________

                                                                              1996             1995
                                                                          ------------     ------------
OPERATIONS
   Net investment income                                                  $    206,752     $    612,578
   Net realized gain on investments and foreign currencies                  18,362,272        6,186,774
   Net realized loss on futures                                                      0         (356,414)
   Net unrealized appreciation of investments and currencies                 3,375,302        4,814,821
   Net appreciation of futures contracts                                             0          169,100
                                                                          ------------     ------------
   Net increase in net assets resulting from operations                     21,944,326       11,426,859
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ($.03 and $.17 per share, respectively)              (206,752)      (1,228,470)
   Net realized gain from investment transactions ($1.76 and $.70 per
      share, respectively)                                                 (13,391,354)      (5,058,407)
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting from capital share transactions*    12,858,641      (12,808,764)
                                                                          ------------     ------------
   Net increase in net assets                                               21,204,861       (7,668,782)
   Net assets at beginning of period                                       130,504,890      138,173,672
                                                                          ------------     ------------
NET ASSETS at the end of the period (Includes undistributed net
   investment income of $0 and $0 respectively.)                          $151,709,751     $130,504,890
                                                                          ------------     ------------
                                                                          ------------     ------------

*A summary of capital share transactions follows:

                                                 YEAR ENDED                     YEAR ENDED
                                             DECEMBER 31, 1996               DECEMBER 31, 1995
                                          ------------------------       -------------------------
                                            SHARES        VALUE            SHARES        VALUE
                                          ----------   -----------       ----------   ------------
Shares sold                                2,028,975   $36,708,062        3,178,461   $ 51,928,675
Shares reinvested from distributions         699,320    12,545,808          268,820      4,615,632
Shares redeemed                           (2,020,237)  (36,395,229)      (4,342,318)   (69,353,071)
                                          ----------   -----------       ----------   ------------
Net increase (decrease)                      708,058   $12,858,641         (895,037)  ($12,808,764)
                                          ----------   -----------       ----------   ------------
                                          ----------   -----------       ----------   ------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period
______________________________________________

                                                                  YEAR ENDED DECEMBER 31
                                                    --------------------------------------------------
                                                     1996       1995       1994       1993       1992
                                                    ------     ------     ------     ------     ------
Per Share Operating Performance
Net asset value, beginning of period                $17.13     $16.23     $17.22     $12.23     $12.67
                                                    ------     ------     ------     ------     ------
Income from investment operations-
  Net investment income                               0.03       0.16       0.01       0.08       0.08
  Net realized and unrealized gain (loss) on
     investments                                      2.85       1.61      (0.92)      4.91      (0.38)
                                                    ------     ------     ------     ------     ------
     Total from investment operations                 2.88       1.77      (0.91)      4.99      (0.30)
                                                    ------     ------     ------     ------     ------
Less distributions-
  Distributions from net investment income           (0.03)     (0.17)     (0.08)         0      (0.08)
  Distributions from realized gains                  (1.76)     (0.70)         0          0          0
  Distributions in excess of realized gains              0          0          0          0      (0.06)
                                                    ------     ------     ------     ------     ------
     Total distributions                             (1.79)     (0.87)     (0.08)        --      (0.14)
                                                    ------     ------     ------     ------     ------
Net asset value, end of period                      $18.22     $17.13     $16.23     $17.22     $12.23
                                                    ------     ------     ------     ------     ------
                                                    ------     ------     ------     ------     ------
Total Return                                        16.98%     10.91%     (5.28%)    40.80%     (2.37%)
Ratios/Supplemental Data
Net assets, end of period (000's)                 $151,710   $130,505   $138,174   $136,932    $47,761
Ratio to average net assets-
  Expenses (A)                                       1.60%      1.63%      1.54%      1.77%      1.98%
  Expenses-net (B)                                   1.39%      1.53%      1.54%      1.77%      1.98%
  Net investment income                              0.15%      0.41%      0.08%      0.85%      0.79%
Portfolio turnover rate                             54.58%     68.43%     34.04%     10.66%     27.42%
Average commission rate paid per share             $0.0279         --         --         --         --

(A) Expense ratio has been increased to include additional custodian fees in 1996 and 1995 which were offset by custodian fee credits. Prior to 1995, custodian fee credits reduced expense ratios.
(B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO THE FINANCIAL STATEMENTS
December 31, 1996
_______________________________________________________________

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES -- The Vontobel International Equity Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in December, 1984 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The investment objective of the Fund is to achieve capital appreciation by investing in a continuously managed diversified portfolio of equity securities.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. SECURITY TRANSACTIONS AND DIVIDENDS. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

D. CURRENCY TRANSLATION. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. FORWARD CURRENCY CONTRACTS. Forward sales of currencies are undertaken to hedge certain assets denominated in currencies that Vontobel USA, Inc.("VUSA"), the Fund's investment advisor, expects to decline in value in relation to other currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

F. FUTURES CONTRACTS. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of the contract may not correlate with changes in the securities being hedged.

G. DISTRIBUTION TO SHAREHOLDERS. Distribution from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and futures, equalization and post-October capital and currency losses.

H. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS -- Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc. ("VUSA") provides investment services for an annual fee of 1.0% on the first $100 million of average daily net assets and .75% on average daily net assets over $100 million. VUSA will reimburse the Fund to the extent of its management fee to limit the Fund's aggregate annual operating expenses (excluding taxes and brokerage commissions), to the lowest applicable percentage limitation prescribed by any state in which the Fund's shares are qualified for sale. For the year ended December 31, 1996, no reimbursement was necessary.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $297,410 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets with a minimum fee of $42,500.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $68,948 for its services for the year ended December 31, 1996.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY -- Purchases and sales of securities other than short-term notes aggregated $72,331,271 and $77,630,591 respectively. The Custodian has provided credits in the amount of $291,295 against custodian and accounting charges based on credits on uninvested cash balances of the Fund.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Vontobel Funds, Incorporated
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of Vontobel International Equity Fund including the schedule of portfolio investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel International Equity Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 17, 1997

INVESTMENT ADVISOR:
 Vontobel USA Inc.
     450 Park Avenue
     New York, New York 10022

DISTRIBUTOR:
 First Dominion Capital Corp.
     1500 Forest Avenue
     Suite 223
     Richmond, Virginia 23229

INDEPENDENT AUDITORS:
 Tait, Weller and Baker
     Two Penn Center, Suite 700
     Philadelphia, Pennsylvania 19102-1707

TRANSFER AGENT:
For account information, wire purchase or redemptions, call or write to Vontobel's Transfer Agent:

 Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

MORE INFORMATION:
For 24 hour, 7 days a week price information, and for information on any series of Vontobel Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9500 Toll Free

NASDAQ SYMBOL: VNEPX